SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2014
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

25.                              SUBSEQUENT EVENTS

On April 9, 2014, the Company completed its IPO in NASDAQ by offering 10,904,846 American Depositary Shares (“ADS”), representing 5,452,423 Class A Common Shares, and received net proceeds of $87,900. On the same date, Best Investment Corporation, a limited liability company incorporated in the PRC, which is a wholly-owned subsidiary of CIC International Co., Ltd., purchased from the Company 1,428,571 common shares for a total purchase price of $40,000 in the concurrent private placement. Net proceeds to the Company were $37,200. On May 9, 2014, the Company issued an additional 1,029,112 ADS, representing 514,556 Class A Common Shares to the investment bankers for excising the green shoe option at price of $14.00 per ADS and received net proceeds of $13,400.

In May and June 2014, the Group entered into two share purchase agreements to acquire 37% and 30% of equity interest of Shanghai Huajian Clinic Ltd. (“Huajian”) from Shanghai GaoTong Supporting Services Management Ltd. and Shanghai Huajian Investment Management Ltd., for cash considerations are $7,121 and $5,373, respectively. Besides cash considerations, an option award arrangement agreement with the ex-shareholder, in connection with her continuous employment with Huajian following the Company’s acquisitions of remaining 30% of equity interests in Huajian. Pursuant to this option award arrangement agreement, the Company will grant an option to purchase its 300,000 Class A common shares when the Company acquires 63% equity interest of Huajian, including 33% equity interest from this shareholder and a 30% equity interest from another shareholder. The exercise price for the option will be US$16.18 per share. The acquisition was closed in July 2014. The Group is currently undertaking the purchase price allocation of the acquisition with the assistance of a third party appraiser.

The Group acquired the above businesses for the purpose of expanding its medical examination related services in multiple cities and is in the process of assessing the purchase price allocation of the above acquisitions with the assistance of an independent valuation firm.

On April 9, 2014, iKang Beijing Ritan and iKang Beijing Xuanwumen borrowed short term loans of $657 and $692 with Bank of Beijing, respectively according to the framework agreement signed in March 2014. The annual interest rate is the benchmark interest rate announced by the People’s Bank of China plus 15% of the benchmark interest rate. The loan was guaranteed by iKang Online and iKang Holding.

In May 2014, iKang Holding signed two one-year credit loan agreement with amount $1,234 and $4,275; in June, 2014 signed a one-year loan with amount $1,432 with China Merchants Bank, to meet both its equipment capital needs and temporary working capital needs and the property of the Group. The annual interest rate was equal to the benchmark interest rate announced by the People’s Bank of China plus 20% of the benchmark interest rate.

On May 5, 2014, iKang Online borrowed two one-year loan of $2,252 and $2,245, respectively with BEA, to meet its equipment capital needs and temporary working capital needs of the Group. The annual interest rate was equal to the benchmark interest rate announced by the People’s Bank of China plus 10% of the benchmark interest rate. The loan was collateralized by restricted cash.

In June 2014, iKang Online borrowed a one-year loan of $14,523 with Xiamen International Bank, to repay the loans from BEA which was due in June 2014 and paid remaining balance of purchase 35% of equity interest in iKang Shanghai Xikang Road. The loan was collateralized by restricted cash.